Exhibit 99.3

INTERMETRO COMMUNICATIONS, INC.

Dated as of: December 14, 2006

Hunter World Markets, Inc.

9300 Wilshire Boulevard

Penthouse Suite

Beverly Hills, CA 90212

Ladies and Gentlemen:

The undersigned, InterMetro Communications, Inc. (the “Company”), hereby agrees with Hunter World Markets, Inc. (“Hunter”) as follows:

1. Placement.

The Company hereby engages Hunter to act as its exclusive placement agent in an offering (the “Offering”) on a “best efforts” basis involving the issuance and sale of Common Stock (the “Shares”) by a public company (“Pubco”) into which all of the shares of the capital stock of the Company have been transferred. The Offering will be through an escrow with a financial institution approved by Hunter. The price per Share shall be $1.00 based on a pre-money valuation of $50,000,000, assuming the exchange of all of the Company’s outstanding common stock, Series A preferred notes, and Series B preferred stock in the Reverse Merger (as that term is below defined) and assuming the cashless conversion or exercise of all derivative securities that are vested as of the Closing excluding the Bridge Warrants (as that term is below defined). The Shares will have most favored nations price protection on a weighted average basis for securities issued by Pubco for a two-year period after the Closing except for securities issued (a) pursuant to the stock compensation plans; (b) pursuant to strategic financings; and (c) for acquisitions; provided that such most favored nations price protection will only apply to Shares that have not been subsequently transferred in a broker’s transaction (as such term is defined in Rule 144). The Offering shall be for a minimum amount of $10,000,000 and a maximum of $12,000,000. Concurrently with the closing of the Offering, the shareholders of the Company shall have transferred all their shares of capital stock to Pubco in exchange for shares of Pubco (the “Reverse Merger”). Hunter shall assist the Company in identifying and structuring the acquisition of an appropriate public company. Such services are referred to herein as the “Reverse Merger Services.” Hunter shall be responsible for the cost of acquiring a controlling interest in Pubco. Upon consummation of the Reverse Merger, the shareholders of the Company will collectively own 87% of Pubco on a fully diluted basis (meaning the exchange of all of the Company’s outstanding common stock, Series A preferred notes, and Series B preferred stock and assuming the cashless conversion or exercise of all derivative securities that are vested as of the Closing excluding the Bridge Warrants (as that term is below defined)) prior to giving effect to the Offering. For avoidance of doubt, based on a $1.00 per share purchase price, upon the Closing, the former holders of securities of the Company will own 50 million shares of Pubco, (assuming the cashless exercise or conversion of all derivative securities), the shareholders of Pubco immediately prior to the Closing (including Hunter and its affiliates) will own 6.5 million shares, and the investors in the Offering will own 10 million shares.

EXECUTION COPY

The Company shall file an SB-2 registration statement (“Resale Registration Statement”) no later than thirty (30) days following the closing of the Offering pursuant to the terms of a Registration Rights Agreement. The Company will use its best efforts to have it declared effective one hundred twenty (120) days after the closing of the Offering (the “Closing”). The securities to be included in the SB-2 registration statement are all of the Shares and the shares of Common Stock issuable upon exercise of the Bridge Warrants and Placement Agent Warrants (as such terms are defined herein) unless Hunter advises the Company that a lesser number shall be included. Any shares not so included will be subject to demand rights on the part of the holder, which rights shall be prior to any subsequent follow-on public offering of the Company. No additional securities shall be included unless the Company shall have first received Hunter’s prior written consent. The Registration Rights Agreement will set forth liquidated damage payments of 1% per month if the Resale Registration Statement is not timely filed or declared effective within the time period set forth in such Agreement.

All moneys raised in the Offering shall be placed in a non-interest bearing account until the minimum-funding amount is deposited. Upon Closing, proceeds shall first be applied to pay off any interest and principal outstanding under the Bridge Loan (as defined herein).

Hunter shall not be obligated to sell any Shares, and this Offering by Hunter shall be solely on a “best efforts basis.”

The initial term of this Agreement shall commence on the date the Bridge Loan funds and continue until December 31, 2006 unless terminated sooner by the mutual written agreement of the Company and Hunter or pursuant to Section 4(c). The period commencing on the date the Bridge Loan funds ending on December 31, 2006 is referred to herein as the “Placement Term.”

The Company shall prepare a Private Placement Memorandum which shall be true and correct in all material respects. The Offering shall be conducted pursuant to Regulation D and/or Regulation S promulgated by the Securities and Exchange Commission (the “SEC”) and shall be offered and sold only to “Accredited Investors” as that term is defined in Regulation D. The Offering is intended to qualify as a Regulation D, Rule 506 and/or Regulation S transaction. The purchase of the Shares shall be pursuant to the terms of a Share Purchase Agreement among the purchasers of the Shares, on the one hand, and the Company, on the other hand, on terms and conditions acceptable to Hunter and the Company (the “Purchase Agreement”).

2. Bridge Loan.

Hunter shall use its best efforts to arrange a bridge loan (the “Bridge Loan”) of $600,000 pursuant to a promissory note (the “Note”) to be repaid on the earliest to occur of (a) the Closing, (b) six months from the date of the Note, or (c) the effective date of the Agent Termination (as defined in Section 4(c)). The Company shall pay a Bridge Loan Fee of $75,000 payable on the maturity date of the Bridge Loan. The lender of the Bridge Loan will receive three-year warrants (the “Bridge Warrants”) to purchase 600,000 shares of Pubco or, if the Offering does not close 600,000 shares of the common stock the Company, adjusted to the number of shares of

EXECUTION COPY

Company’s common stock which would equal 600,000 shares of Pubco’s common stock as if the Reverse Merger had occurred with a pre-Offering valuation of $50,000,000. The exercise price of the Bridge Warrants shall be $.60 (or adjusted to an equivalent exercise price per share of the Company’s common stock as if the Reverse Merger had occurred with a pre-Offering valuation of $50,000,000). The Bridge Warrants will have a cashless exercise feature. Additionally, Hunter shall receive out of the proceeds of the Bridge Loan a placement fee of 7% of the amount of the Bridge Loan.

3. Compensation.

As compensation for the Shares sold, Hunter will receive the following: (i) 10% commission on the total gross proceeds raised by Hunter; (ii) warrants to purchase Shares equal to 40% of the Shares sold in the Offering (the “Placement Agent Warrants”); and (iii) $200,000 for the Reverse Merger Services.

The Placement Agent Warrants will receive registration rights identical to the rights granted to the Purchasers. The Placement Agent Warrants will be exercisable at $1.50 per share and have a five (5) year term. The Warrants will have a cashless exercise feature.

4. Exclusivity.

(a) During the Placement Term, Hunter shall have the exclusive right to act as placement agent except that, subject to Hunter’s approval of the investors, the Company and its affiliates may sell Shares (subject to payment of compensation to Hunter as set forth in Section 3).

(b) Except as set forth in subparagraph (a), the Company may not solicit, engage or continue to work with any underwriters, third party finders, brokers, or other consultants, during the Placement Term, without express written approval of Hunter, it being understood that, upon execution of this Agreement, the Company shall terminate any agreements with underwriters (“Underwriters”) in connection with a possible initial public offering (the “IPO”). During the Placement Term, the Company shall provide Hunter with the name and other pertinent information on any potential investor.

(c) In the event that on or before the expiration of the Placement Term, Hunter is ready and able to close the Offering and the Company refuses or is unable to close the Offering, Hunter shall be entitled to terminate this Agreement on five business days notice (the “Agent Termination”) and receive a payment of $500,000 from the Company due and payable within three business days from the effective date of the Agent Termination, it being understood that the Company shall have reasonable approval rights with respect to Pubco. Notwithstanding anything herein to the contrary, if, despite the good faith efforts of the parties, an acceptable public vehicle is not available by December 31, 2006, Hunter shall have the right to extend the Placement Term to January 15, 2007.

5. Right of First Refusal.

Provided that the minimum Offering is completed, Hunter shall have the right of first refusal (the “Right of First Refusal”) for any equity financing entered into by the Company within twelve months from the date the Resale Registration Statement becomes

EXECUTION COPY

effective. The Right of First Refusal shall not apply to (i) any strategic partner financing whereby an investor brings qualitative value in addition to money being invested, (ii) any financing related to an acquisition transaction, or (iii) any underwritten public offering.

6. Representations, Warranties and Covenants of Hunter.

Hunter represents, warrants and covenants as follows:

(a) Hunter has the necessary power to enter into this Agreement and to consummate the transactions contemplated hereby.

(b) The execution and delivery by Hunter of this Agreement and the consummation of the transactions contemplated herein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which Hunter is a party or by which Hunter or its properties are bound, or any judgment, decree, order or, to Hunter’s knowledge, any statute, rule or regulation applicable to Hunter. This Agreement, when executed and delivered by Hunter, will constitute the legal, valid and binding obligations of Hunter, enforceable in accordance with their respective terms, except to the extent that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability hereof or thereof is subject to general principles of equity, or (iii) the indemnification provisions hereof or thereof may be held to violate public policy.

(c) Hunter will not deliver any documents related to the Offering to any person it does not reasonably believe to be an Accredited Investor based upon documentary evidence thereof, where appropriate.

(d) Hunter will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the respective rules and regulations promulgated thereunder (the “Rules and Regulations”) or applicable “Blue Sky” laws of any state or jurisdiction.

(e) Hunter shall use all reasonable efforts to determine (i) whether the Investor is an Accredited Investor and (ii) that any information furnished by the Investor is true and accurate. Hunter shall have no obligation to insure that any check, note, draft or other means of payment for the Shares will be honored, paid or enforceable against the Investor in accordance with its terms.

(f) Hunter is a member of the NASD, and is a broker-dealer registered as such under the Securities Exchange Act of 1934 and under the securities laws of the states in which the Shares will be offered or sold by Hunter, unless an exemption for such state registration is available to Hunter. Hunter is in compliance with all material rules and regulations applicable to Hunter generally and applicable to Hunter’s participation in the Offering.

EXECUTION COPY

7. Representations and Warranties of the Company.

The Company represents and warrants as follows:

(a) The execution, delivery and performance of this Agreement has been or will be duly and validly authorized by the Company and will be, a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the enforceability hereof or thereof is subject to general principles of equity or (iii) the indemnification provisions hereof or thereof may be held to violate public policy. The securities to be issued pursuant to the transactions contemplated by this Agreement have been duly authorized and, when issued and paid for in accordance with (x) this Agreement and (y) the certificates/instruments representing such securities, will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (1) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (2) the enforceability thereof is subject to general principles of equity, or (iii) the indemnification provisions hereof or thereof may be held to violate public policy. All corporate action required to be taken for the authorization, issuance and sale of the securities has been duly and validly taken by the Company.

(b) The outstanding capital stock of the Company has been duly authorized and issued and the Company has outstanding capitalization as disclosed in Amendment No. 8 to the Registration Statement relating to the IPO (the “IPO Registration Statement”), as adjusted for interest on the Series A preferred notes through the date of this Agreement. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the agreements described herein or in the IPO Registration Statement, or as set forth in the Purchase Agreement. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company.

(c) The Shares being offered in the Offering and issuable upon exercise of the Bridge Warrants and Placement Agent Warrants will be duly authorized and when issued and paid for in accordance with this Agreement and proper exercise of such warrants, respectively, and the certificates/instruments representing such Common Stock, will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

(d) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation any real or personal property to be owned or leased by the Company).

(e) There is no material litigation or governmental proceeding pending or, to the best of the Company’s knowledge, threatened against, or involving the properties or business of the Company except as disclosed in the IPO Registration Statement.

EXECUTION COPY

(f) The Company is not aware of any federal or securities violations by any of its current officers, directors or consultants, nor does the Company believe that any of its officers, directors or consultants are or were the subject of any enforcement proceedings by the Securities Exchange Commission or the National Association of Securities Dealers.

(g) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity except as disclosed in the IPO Registration Statement. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to the Company’s knowledge to conduct its business (and proposed business), and the Company is doing business in strict compliance with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is engaged. The Company has all power and authority to enter into this Agreement, to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection herewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the securities except for applicable federal and state securities laws. The Company, in the last three years, has not incurred any liability arising under or as a result of the application of any of the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 or the Rules and Regulations.

(h) The Company is not in breach of, or in default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected except as otherwise disclosed in writing to Hunter. The Company is not in violation of any provision of its charter or by-laws (other than the obligation to hold annual meetings of its shareholders and related matters) or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any statute, rule or regulation to the Company’s knowledge. Neither the execution and delivery of this Agreement, nor the issuance and sale or delivery of the securities, nor the consummation of any of the transactions contemplated herein, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except (a) where such default, lien, charge or encumbrance would not have a material adverse effect on the Company and (b) nor will such action result in any violation of the provisions of the charter or the by-laws of the Company or, assuming the due performance by Hunter of its obligations hereunder, any statute or any order, rule or regulation applicable to the

EXECUTION COPY

Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.

(i) The representations of the Company in the Purchase Agreement shall be true and correct as of the date of the Closing.

(j) There are no claims for services in the nature of a finder’s or origination fee with respect to the sale of the Shares or any other arrangements, agreements or understandings that may affect Hunter’s compensation.

(k) The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business and to the best of the Company’s knowledge there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company’s businesses except any claim or action that would not have a material adverse effect on the Company; to the best of the Company’s knowledge, the Company’s current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

(l) Except in the ordinary course of business, the Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

(m) Subject to the performance by Hunter of its obligations hereunder, the offer and sale of the Shares will comply, up to the Placement Term, in all material respects with the requirements of Rule 506 of Regulation D or Rule 901 promulgated by the SEC pursuant to the Securities Act of 1933 and any other applicable federal and state laws, rules, regulations and executive orders. The Company will not cause or knowingly permit any action to be taken in connection with the placement which violates the Securities Act of 1933 or any state securities laws.

(n) All taxes which are due and payable from the Company have been paid in full and the Company does not have any material tax deficiency or claim outstanding assessed or proposed against it.

(o) None of the Company nor to the best of the Company’s knowledge any of its officers, directors, employees or agents, nor any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic

EXECUTION COPY

or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements, or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

(p) All information and statements provided by the Company to prospective investors will be true and correct.

(q) Any written offering material prepared by the Company will not be misleading or violative of the anti-fraud provisions of the Securities Exchange Act of 1934.

(r) The financial statements presented to Hunter fairly reflect the financial condition of the Company and the results of its operations at a time and for the periods covered by the financial statements.

(s) Except for changes arising in the ordinary course of business of the Company (none of which in the aggregate are material) since the date thereof, the IPO Registration Statement does not make an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

8. Certain Covenants and Agreements of the Company.

The Company covenants and agrees at its expense and without any expense to Hunter as follows:

(a) To advise Hunter of any material adverse change in the Company’s financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Purchase Agreement occurring at any time prior to the closing of any Shares as soon as the Company is either informed or becomes aware thereof.

(b) To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an “arm’s length” transaction with an independent third party.

(c) To cooperate with Hunter as to permit the Offering to be conducted in a manner consistent with the applicable state and federal securities.

(d) To not cause or knowingly permit any action to be taken in connection with the placement which violates the Securities Act of 1933 or any State securities laws.

EXECUTION COPY

9. Indemnification.

(a) The Company hereby agrees that it will indemnify and hold Hunter and each officer, director, shareholder, employee, attorneys, accountants, agents or representative of Hunter, and each person controlling, controlled by or under common control with Hunter within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 or the SEC’s rules and regulations promulgated thereunder (the “Rules and Regulations”), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition including attorneys’ fees in the event of a breach of this representation and warranty) to which Hunter or such indemnified person of Hunter may become subject under the Securities Act of 1933, the Securities Exchange Act of 1934, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) this Agreement, (b) any written offering material prepared by the Company (except those written statements relating to Hunter given by an indemnified person for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Shares, the Common Stock and the Warrants under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement or (iv) any claim from any Underwriter in connection with the Offering. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 9(a), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against Hunter or such indemnified person as a direct result of Hunter or such person’s gross negligence or willful misfeasance will be promptly repaid to the Company.

(b) Hunter hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or

EXECUTION COPY

any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the Securities Act of 1933, the Securities Exchange Act of 1934, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of Hunter or its officers, employees or representatives in acting as placement agent for the Offering or (ii) the breach of any representation, warranty, covenant or agreement made by Hunter in this Agreement. Hunter further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which Hunter has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Section 9(b), any such payment or reimbursement by Hunter of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against the Company or such indemnified person as a direct result of the Company or such person’s gross negligence or willful misfeasance will be promptly repaid to Hunter.

(c) Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 9(a) or 9(b), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such Section 9(a) or 9(b) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party’s control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the

EXECUTION COPY

same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

(d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 9(a) or 9(b) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and Hunter shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that the Company and Hunter shall each be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the fault of each of the Company and Hunter; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act of 1933 shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), any person controlling, controlled by or under common control with Hunter, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as Hunter and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the Securities Act of 1933 or Section 20 of the Securities Exchange Act of 1934 and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this Section 9(d), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement. Notwithstanding anything to the contrary in this Section 9, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent.

10. Non-Circumvention.

Pursuant to this Agreement, it is contemplated that Hunter shall supply to the Company and its officers and directors a certified list (the “Certified List”) of investors and customers that Hunter has contacted in connection with the Offering. If, during the twelve month period after the Placement Term, the Company completes a Transaction (as defined below) with a person on the Certified List, the Company shall pay Hunter concurrently with the closing of such Transaction the compensation due under Section 2 of this Agreement.

“Transaction” shall be defined as any direct or indirect sale, transfer, conveyance, exchange, financing, investment, trade, exchange or other change in legal or beneficial ownership of any property, whether accomplished by an issuance or purchase of assets of securities, merger, consolidation, management contract, joint venture, partnership, trade or exchange of assets or stock or otherwise.

EXECUTION COPY

11. Payment of Expenses.

The Company hereby agrees to bear all of its expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, Company approved advertisements, road show costs and expenses, Tombstone ad up to $10,000 postage and mailing expenses with respect to the transmission of offering materials, registrar and transfer agent fees, escrow agent fees and expenses, fees of the Company’s counsel, fees of counsel to the Placement Agent in the amount of $40,000 (exclusive of the $10,000 fee payable pursuant to the Term Credit Agreement dated as of the date hereof with respect to the Bridge Loan), and accountants, issue and transfer taxes, if any.

12. Conditions of Closing.

The closing of this Offering shall be held at the offices of Company’s counsel or as otherwise determined by Hunter and the Company. The obligations of Hunter hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of the closing date with respect to the Company as if it had been made on and as of such closing date; the accuracy on and as of the closing date of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the closing of its covenants and obligations hereunder and to the following further conditions:

(a) At or prior to the Closing, counsel for Hunter shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the offering materials or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

(b) At and prior to the Closing, (i) there shall have been no material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the offering materials; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company which has not been disclosed in the offering materials or to Hunter in writing; (iii) except as set forth in the offering materials, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received; (iv) except as set forth in the offering materials, the Company shall not have issued any securities (other than those to be issued as provided in the offering materials) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as indicated in the offering materials; and (vi) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects or financial condition or income of the Company, except as set forth in the offering materials.

EXECUTION COPY

(c) At the Closing, Hunter shall have received a certificate of the Company signed by its chief executive officer, dated as of the applicable closing date, to the effect that the conditions set forth in subparagraph (b) above have been satisfied and that, as of the applicable closing date, the representations and warranties of the Company set forth herein are true and correct.

(d) The Reverse Merger shall have been consummated.

(e) The IPO Registration Statement shall have been withdrawn.

(f) All of the holders of the Company’s Preferred Stock and convertible notes shall have (a) converted their securities into shares of the Common Stock of Pubco and (b) waived any right to be included in the Resale Registration Statement.

(g) All of the shareholders of the Company (including the preferred stockholders and holders of convertible notes) shall have entered into lock-up agreements in form and substance satisfactory to Hunter with respect to the shares of the Common Stock of Pubco received in the Reverse Merger for a period commencing on the Closing and terminating 12 months from the effective date of the Resale Registration Statement.

13. Miscellaneous.

(a) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

(b) Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed, addressed as follows:

To Hunter:

Hunter World Markets, Inc.

9300 Wilshire Boulevard

Penthouse Suite

Beverly Hills, CA 90212

Attention: Todd Ficeto

Telephone: (310) 286-2211

Fax: (310) 286-2373

EXECUTION COPY

with a copy to:

Troy & Gould PC

1801 Century Park East

Suite 1600

Los Angeles, CA 90067-2367

Attention: David Ficksman

Telephone: (310) 789-1290

Fax: (310) 789-1490

To the Company:

2685 Park Center Drive, Building A

Simi Valley, California 93065

Attention: Charles Rice

Telephone: (805) 433 8000

with a copy to:

Richardson & Associates

233 Wilshire Boulevard, Suite 820

Santa Monica, California 90401

Attention: Laura Murtagh, Esq.

Telephone: (310) 393 9992

Fax: (310) 393 2004

or to such other address of which written notice is given to the others.

(c) This Agreement shall be construed pursuant to the laws of the State of California without regard to conflicts of law principals thereof. Any controversy arising hereunder shall be resolved by arbitration from the American Arbitration Association. It is expressly agreed that the parties to any such arbitration may take discovery as contemplated and provided for by California Code of Civil Procedure 1283.05.

(d) This Agreement contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

(e) If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

(f) In the event that the minimum funding is not obtained prior to the expiration of the Placement Term, this Agreement shall immediately terminate without further action on the part of the Company or Hunter.

EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INTERMETRO COMMUNICATIONS, INC.

/s/ Charles Rice for InterMetro Communications, Inc.
By:	Charles Rice
Its:	Chief Executive Officer

AGREED AND ACCEPTED

HUNTER WORLD MARKETS, INC.

/s/ Todd M. Ficeto
By:	Todd Ficeto
Its:	President and CEO